UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  September 9, 2011

ANTE5, INC.
(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

000-53952	27-2345075
(Commission File Number)	(I.R.S. Employer Identification No.)

10275 Wayzata Boulevard, Suite 310, Minnetonka, Minnesota	55305
(Address of principal executive offices)	(Zip Code)

(952) 426-1241

(Registrant’s telephone number, including area code)

(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

[_]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR240.14d-2(b))

[_]   Soliciting material pursuant to Rule 14a-12 under Exchange Act (17 CFR240.14a-12)

[_]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR240.14d-2(b))

[_]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR240.13e-4(c))

SECTION 1.    Registrant’s Business and Operations

Item 1.01.  Entry into a Material Definitive Agreement.
On September 9, 2011, Ante5, Inc., a Delaware corporation (the “Company”), and Twin City Technical, LLC, a North Dakota limited liability company, and Irish Oil and Gas, Inc., a Nevada corporation (collectively, the “Sellers”) entered into an agreement (the “Closing Date Extension”) wherein the parties agreed to adjust the closing deadline date associated with an asset purchase agreement entered into on August 9, 2011 (the “Agreement”), a copy of which was attached as an exhibit to the Report on Form 8-K filed by the Company with the Securities and Exchange Commission on August 11, 2011.  Pursuant to the Closing Date Extension, the parties have agreed to extend the closing date of the Agreement to October 7, 2011.  The Closing Date Extension did not alter any other terms of the Agreement.  A copy of the Closing Date Extension is attached to this Report as Exhibit 10.1.

SECTION 9.  FINANCIAL STATEMENTS, PRO FORMA FINANCIALS & EXHIBITS

(d)            Exhibits

10.1.	Closing Date Extension Agreement dated September 9, 2011

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

ANTE5, INC.
(Registrant)

  Date:  September 13, 2011

/s/  Bradley Berman, Chief Executive Officer
Bradley Berman, Chief Executive Officer